UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2021

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1455 Market Street, Suite 600
San Francisco, CA 94103
(Address of principal executive offices)

(415) 375-3176

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2021 (Pacific Daylight Time) / August 2, 2021 (Australian Eastern Standard Time), Square, Inc. (“Square”), Lanai (AU) 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Square (“Square Acquirer”), and Afterpay Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Afterpay”), entered into a Scheme Implementation Deed (the “Deed”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Square will acquire all Afterpay ordinary shares (the “Afterpay Shares”) pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (“Corporations Act”) (the “Scheme” and such acquisition, the “Transaction”).

Under the Deed, at the time of implementation of the Scheme, all Afterpay Shares issued and outstanding as of the Record Date (as defined in the Deed) will be transferred to Square Acquirer, and the holders of such Afterpay Shares (“Scheme Participants”) will have the right to receive, for each such share, either (a) where such Scheme Participant is a Share Elected Shareholder (as defined in the Deed), 0.375 shares of Square’s Class A common stock (“New Square Shares”); or (b) where such Scheme Participant is a CDI Elected Shareholder (as defined in the Deed), 0.375 CHESS Depositary Interests (“CDIs”), each representing an ownership interest in a share of Square Class A common stock (“New Square CDIs” and, together with New Square Shares, the “Share Consideration”). The Deed provides that, at any time prior to the submission of Afterpay’s scheme booklet in respect of the Transaction (the “Scheme Booklet”) to the Australian Securities & Investments Commission (“ASIC”), Square may elect to pay 1% of the Scheme consideration in cash in Australian dollars. If Square makes such election, the per share cash payment will be determined based on the volume-weighted average trading price of a share of Square Class A common stock on the New York Stock Exchange (“NYSE”) over a to be determined five trading day period preceding the implementation date for the Scheme and the Share Consideration will be reduced by 1% to 0.37125 New Square Shares or New Square CDIs, as applicable.

Conditions to the Transaction

The respective obligations of Afterpay and Square to consummate the Transaction are subject to the satisfaction or waiver (if applicable) of a number of customary conditions, including: (1) approval by Afterpay’s shareholders of the Scheme in accordance with the Corporations Act; (2) approval by Square’s shareholders of the issuance of New Square Shares and shares of Square Class A common stock underlying New Square CDIs in connection with the Scheme (the “Square Shareholder Approval”); (3) certain regulatory approvals, including, but not limited to, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval or non-objection by Australia’s Foreign Investment Review Board, New Zealand’s Overseas Investment Office, Spain’s Council of Ministers and the Bank of Spain; (4) compliance by each party in all material respects with such party’s obligations under the Deed; (5) accuracy of each party’s representations and warranties, subject to certain materiality standards set forth in the Deed; (6) non-occurrence of Prescribed Events (as defined in the Deed); (7) non-occurrence of a material adverse effect with respect to each party; (8) sanction of the Scheme by the Supreme Court of New South Wales, or another court of competent jurisdiction under the Corporations Act agreed by the parties (the “Court”); (9) the absence of any governmental order, injunction, decree or ruling prohibiting consummation of the Transaction; (10) issuance of an independent expert report concluding that the Scheme is in the best interests of the Scheme Participants before the Scheme Booklet is submitted to ASIC; and (11) the New Square Shares and New Square CDIs issuable in the Transaction having been approved for listing on the NYSE and Australian Securities Exchange (“ASX”), respectively, and, if required, registered under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Transaction is expected to occur in the first quarter of calendar year 2022, subject to the satisfaction or waiver of such conditions.

Representations and Warranties; Covenants

The Deed contains customary representations and warranties given by Square and Afterpay. The Deed also contains pre-closing covenants as is customary for transactions of this nature, including, but not limited to, the obligation of Afterpay to conduct its business in the ordinary course in substantially the same manner as previously conducted and covenants by each of the parties to refrain from taking specified actions without the consent of the other party. The parties have agreed to use all reasonable endeavors to, among other things, implement the Scheme as soon as reasonably practicable.

Square’s board of directors has agreed to recommend that Square’s shareholders vote in favor of the Square Shareholder Approval and Afterpay’s board of directors has agreed to recommend that Afterpay’s shareholders vote in favor of the Scheme, with such recommendation in each case subject to customary exceptions. In addition, the Deed provides that, during the period from the date of the Deed until the termination of the Deed in accordance with its terms, Afterpay is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

Treatment of Equity Awards

Pursuant to the Deed and subject to the Scheme becoming effective, equity awards held by non-employee directors of Afterpay will vest in full and, if timely exercised in the case of Afterpay stock options, participate in the Scheme on the same basis as other Afterpay Shares. Outstanding equity awards of Afterpay and its subsidiaries held by employees will generally be treated as follows: (i) a portion of each Afterpay award will vest immediately following the Scheme becoming effective so that the vested portion of the award equals the number of months of the total applicable vesting period that have elapsed through to the Scheme becoming effective divided by the total number of months in the vesting period, (ii) the vested portion of each Afterpay award will receive New Square Shares (less any exercise price in the case of Afterpay stock options), and (iii) at closing the unvested portion of each Afterpay award will be converted into a Square award of the same character in a manner that preserves its value and generally on the same terms and conditions except that the award will vest on a quarterly basis from the Scheme becoming effective through the last vesting date of the corresponding Afterpay award.

Termination and Termination Fees

The Deed contains certain customary termination rights for both parties, including, among others, if (1) the Scheme is not implemented by August 2, 2022 (the “End Date”), (2) subject to certain exceptions (i) a governmental authority of competent jurisdiction has issued a final, non-appealable order or other legal restraint prohibiting or making illegal the consummation of the Scheme or (ii) a governmental authority that must grant regulatory approval necessary for the Transaction has denied such regulatory approval and such denial has become final and non-appealable, (3) the parties are unable to agree on a revision to the terms of the Scheme after a failure of certain conditions precedent to the Scheme or (4) the Court denies approval of the Scheme, and the parties agree not to appeal the denial or an independent counsel determines that an appeal would be futile. Each party may terminate the Deed if, among other things, (1) the other party’s board of directors has made an adverse change in recommendation or (2) the other party materially breaches a term of the Deed, subject to certain cure periods. In addition, Afterpay may terminate the Deed if Afterpay’s board of directors has determined that a competing transaction constitutes an Afterpay Superior Proposal (as defined in the Deed), subject to Afterpay’s compliance with certain requirements.

Under the Deed, Afterpay will be required to make a payment of A$385 million to Square if (1) the Deed is terminated by Square (i) as a result of an adverse change in recommendation by Afterpay’s board of directors (other than where the change is made due to the withdrawal of the independent expert’s recommendation in circumstances not involving a competing transaction for Afterpay or in circumstances arising as a result of Square’s material breach of the Deed) or (ii) on the basis of a material breach of the Deed by Afterpay, (2) the Deed is terminated by Afterpay upon Afterpay’s board of directors’ determination that a competing transaction constitutes an Afterpay Superior Proposal or (3) a competing transaction for Afterpay is announced before the effective date for the Scheme, and such a competing transaction is completed within 12 months of the End Date.

Under the Deed, Square will be required to make a payment of A$385 million to Afterpay if (1) the Deed is terminated by Afterpay (i) as a result of an adverse change in recommendation by Square’s board of directors (other than where the change is made in circumstances arising as a result of Afterpay’s material breach of the Deed) or (ii) on the basis of a material breach of the Deed by Square, (2) the Deed is terminated by Square or Afterpay for Square’s failure to obtain the Square Shareholder Approval or the Deed is terminated by Afterpay due to the Square Shareholder Approval not being obtained prior to the End Date (in each case provided Square’s board of directors has not changed, withdrawn or adversely modified its recommendation to vote in favor of the Transaction), or (3) a competing transaction for Square is announced before the effective date of the Scheme, and such a competing transaction is completed within 12 months of the End Date.

In the event the Scheme becomes effective, no termination fee will be payable by either party.

Governance

Under the Deed, one of Afterpay’s directors will be appointed to Square’s board of directors as of immediately following the implementation of the Scheme as a Class III director.

Additional Information

The foregoing description of the Transaction, the Scheme and the Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Deed, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Deed has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Square or Afterpay.

The Deed contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Deed reflect negotiations between the parties to the Deed and are not intended as statements of fact to be relied upon by Square’s or Afterpay’s shareholders or any other person. In particular, the representations, warranties, covenants and agreements in the Deed may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Deed, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Deed may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Deed, and unless required by applicable law, Square undertakes no obligation to update such information.

Item 7.01	Regulation FD Disclosure.

On August 1, 2021, Square and Afterpay issued two joint press releases announcing the entry into the Deed.

Also on August 1, 2021, Square made available an investor presentation (“Investor Presentation”) regarding the Transaction.

Also on August 1, 2021, Square made available certain internal communications (“Internal Communications”) regarding the Transaction.

Also on August 1, 2021, Square made available certain social media posts (“Social Media Communications”) regarding the Transaction.

Copies of the joint press releases are furnished as Exhibits 99.1 and 99.2 hereto, a copy of the Investor Presentation is furnished as Exhibit 99.3 hereto, a copy of the Internal Communications is furnished as Exhibit 99.4 hereto, and a copy of the Social Media Communications is furnished as Exhibit 99.5 hereto, respectively. They are each incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Scheme Implementation Deed, dated as of August 2, 2021, by and among Square, Inc., Lanai (AU) 2 Pty Ltd, and Afterpay Limited.*

99.1	Joint Press Release issued by Square, Inc. and Afterpay Limited.

99.2	Joint Press Release issued by Square, Inc. and Afterpay Limited.

99.3	Investor Presentation.

99.4	Internal Communications.

99.5	Social Media Communications.

104	Cover Page Interactive Data File, formatted in inline XBRL.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Square agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

Additional Information and Where to Find It

In connection with the proposed transaction, Square intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the ASX announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the ASX. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this current report and the exhibits hereto include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; expectations around the financial impact of the transaction on Square’s financials; and statements regarding the expected timing for the closing of the pending transaction.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions, including shareholder approvals; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021	SQUARE, INC.

	By:	/s/ Sivan Whiteley
Name: Sivan Whiteley Title: General Counsel and Corporate Secretary